UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2010

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300 Long Beach, California	90806
(Address of Principal Executive Offices)	(Zip Code)

(562) 733-5100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                             Changes in Registrant’s Certifying Accountant.

(a), (b)  The Audit Committee (the “Audit Committee”) of the Board of Directors of HCP, Inc. (the “Company”) recently conducted a comprehensive process to determine the Company’s independent registered public accounting firm for the Company’s 2010 fiscal year beginning January 1, 2010.  The Audit Committee invited four national accounting firms to participate in this process, including Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm since May 2002.  As a result of this process and following careful deliberation and approval by the Audit Committee, Deloitte & Touche LLP (“Deloitte & Touche”) was engaged on March 3, 2010 as the Company’s independent registered public accounting firm for the remainder of the Company’s fiscal year ending December 31, 2010.   On March 1, 2010, the Audit Committee informed E&Y that it would be dismissed as the Company’s independent registered public accounting firm.

E&Y’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2008 and December 31, 2009 and in the subsequent interim period through March 1, 2010, there were (i) no disagreements between the Company and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports for such years and interim period, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

During the fiscal years ended December 31, 2008 and December 31, 2009 and in the subsequent interim period through March 1, 2010, neither the Company nor anyone on its behalf has consulted with Deloitte & Touche regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided E&Y with a copy of the disclosures the Company is making in this Current Report on Form 8-K (the “Form 8-K”) prior to the time the Form 8-K was filed with the Securities and Exchange Commission (the “SEC”).  The Company requested that E&Y furnish the Company with a letter addressed to the SEC stating whether or not E&Y agrees with the statements made herein.  A copy of such letter, dated March 4, 2010, is filed as Exhibit 16.1 hereto.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

16.1                           Letter of Ernst & Young LLP dated March 4, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

		By:	/s/ Edward J. Henning
Date:	March 4, 2010		Edward J. Henning
Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP dated March 4, 2010.